UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): September 11, 2009

KESSELRING HOLDING CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-52375	20-4838580
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

602 West Valley Mall Blvd, Union Gap, WA 98901
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (509) 453-4683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 11, 2009, Ben Bond, a Director of Kesselring Holding Corporation, (the “Company”), resigned, effective immediately.

On September 11, 2009, Joseph A. Silva was appointed Chief Executive Officer and Chief Financial Officer of the Company, effective immediately.

Mr. Silva has more than 25 years of experience as a management consultant and banker. Since 2000, Mr. Silva has served as a consultant to large and small public and private companies in a variety of industries. His functional expertise includes finance, operations, and marketing. Mr. Silva obtained a B.S. in Business Administration from the University of Hampshire’s Whittemore School of Business and Economics.

On September 14, 2009, Gary King, President of King Brothers Woodworking and a Director of the Company, resigned as a Director, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KESSELRING HOLDING CORPORATION

Date: September 17, 2009	By:	/s/ V.L. Sandifer
Name: V.L. Sandifer
Title: Chairman of the Board